SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: April 28, 2004

Express Scripts, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	0-20199	43-1420563

(State or other jurisdiction of corporation)	(Commission File No.)	(IRS Employer Identification No.)

13900 Riverport Drive, Maryland Heights, Missouri	63043

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(314) 770-1666

(Former name or former address, if changed since last report)

Item 5.      Other Events

                    On April 28, 2004, Express Scripts, Inc. (the "Company") issued a press release. Selected unaudited financial information included in such press release is attached hereto as Exhibit 99.1 and incorported herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                   (c)   The following Exhibit is filed as part of this report on Form 8-K:

                           Exhibit 99.1     Selected unaudited financial information from the Company’s press release dated April 28, 2004.

Item 12.      Results of Operations and Financial Conditions

                   The following information is furnished under Item 12 of this report on Form 8-K:

                   The Company’s entire April 28, 2004 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.

Date: April 28, 2004	By: /s/ Barrett A. Toan
Barrett A. Toan
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Financial Information, dated April 28, 2004
99.2	Press release, dated April 28, 2004